Supplement dated March 9, 2023 to the Prospectus and Summary Prospectuses of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund (each, a “Fund,” together, the “Funds”), each dated May 1, 2022, as may be revised or supplemented from time to time.

At a special meeting of shareholders of the Funds held on March 9, 2023, each Fund’s shareholders approved the Agreement and Plan of Reorganization (the “Agreement”) which contemplates the reorganization of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund with and into Virtus AlphaSimplex Global Alternatives Fund and Virtus AlphaSimplex Managed Futures Strategy Fund, respectively (each, an “Acquiring Fund,” together, the “Acquiring Funds”) (the “Reorganization”). Accordingly, it is anticipated that on or about May 20, 2023 (the “Closing Date”), under the terms of the Agreement, each Fund will transfer all of its assets to the respective Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Fund. Subsequently, each Fund will be liquidated, and shareholders of the Fund will become shareholders of the respective Acquiring Fund. Shareholders of each Fund will receive shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Fund held on the Closing Date of the Reorganization. The Reorganization is contingent upon, among other conditions, the completion of the acquisition of AlphaSimplex Group, LLC, by Virtus Partners, Inc.

It is anticipated that the Funds’ Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.